INCOME TAXES (Details) - USD ($)	12 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Components of net loss before income taxes consists of the following:
U.S.	$ (8,849,294)	$ (12,281,398)
Canada	(1,707,307)	(2,344,392)
Net (loss) for the year before recovery of income taxes	$ (10,556,601)	$ (14,625,790)
Statutory rate	25.30%	34.04%
Expected income tax (recovery) expense	$ (2,670,579)	$ (4,978,619)
Tax rate changes and other basis adjustments	(525,472)	1,748,278
Stock-based compensation	340,861	524,412
Difference in Foreign Tax Rates	0	0
Accretion	890,797	184,414
Change in fair value	(85,487)	659,458
(Gain) loss on mark to market re-evaluation	(518,274)	0
Share premium	0	425,497
Non-deductible expense	83,578	339,296
Net DTA acquired	0	0
Change in valuation allowance	2,484,576	1,097,264
Recovery of income taxes	$ 0	$ 0